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                                                                    EXHIBIT 99.1

      CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report on Form 10-KSB of Kanakaris Wireless (the "Company") for the fiscal year ended September 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated: January 13, 2003              By:  /S/ ALEX F. KANAKARIS
                                                   -----------------------------
                                                       Alex F. Kanakaris
                                                       Chief Executive Officer

         In connection with the annual report on Form 10-KSB of Kanakaris Wireless (the "Company") for the fiscal year ended September 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Acting Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated: January 13, 2003         By:  /S/ DAVID THOMAS SHOMAKER
                                              ------------------------------
                                                  David Thomas Shomaker
                                                  Acting Chief Financial Officer